                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 29, 2001
                                                        -----------------


                      CCC Information Services Group Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                             000 - 28600                     54-1242469
--------------------------------      -------------------------------       ------------------
(State or other jurisdiction             (Commission File Number)           (IRS Employer
 of incorporation)                                                          Identification No.)


       WORLD TRADE CENTER CHICAGO                        60654
          444 MERCHANDISE MART                         ---------
           CHICAGO, ILLINOIS                           (Zip Code)
---------------------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code  312-222-4636
                                                   --------------

           ----------------------------------------------------------
         (Former name or former address, if changed since last report)




Item 5. Other Events

                  This Form 8-K/A relates to the Form 8-K filed by CCC Information Services Group Inc. (the "Registrant") with the Securities and Exchange Commission on December 3, 2001 (File No. 000-28600). The Registrant is hereby filing additional Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11. Item 7(c), Exhibits, as amended, appears below in its entirety.



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      EXHIBITS

         10.1 Purchase Agreement, dated as of November 29, 2001, between CCC Information Services Group Inc., White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.*

         10.2 Second Amended and Restated Credit Facility, dated as of November 30, 2001, by and among CCC Information Services Inc., the financial institutions from time to time parties thereto and LaSalle Bank National Association, as Administrative Agent.*

         10.3 First Amendment and Waiver, dated as of November 30, 2001, to the Warrant dated as of February 23, 2001, issued by CCC Information Services Group Inc. for the benefit of Capricorn Investors III, L.P.*

         10.4 Supplemental Indenture, dated as of November 30, 2001, by and between CCC Information Services Group Inc. and Wilmington Trust Company.*

         10.5 Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and Capricorn Investors III, L.P.*

         10.6 Amended and Restated Security Agreement, dated as of November 30, 2001, between CCC Information Services Inc. and LaSalle Bank National Association.

         10.7 Amended and Restated Pledge Agreement of Domestic Subsidiaries, dated as of November 30, 2001, between CCC Information Services Inc.'s Subsidiaries and LaSalle Bank National Association.

         10.8 Amended and Restated Domestic Subsidiary Guaranty, dated as of November 30, 2001, between CCC Information Services Inc.'s Subsidiaries and LaSalle Bank National Association.

         10.9 Amended and Restated Pledge Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and LaSalle Bank National Association.

         10.10 Amended and Restated Guaranty, dated as of November 30, 2001, between CCC Information Services Group Inc. and LaSalle Bank National Association.

         10.11 Subordination Agreement, dated as of November 30, 2001, by and among LaSalle Bank National Association, White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.

         99.1     Press release dated November 30, 2001.*

         99.2 Form of CCC Information Services Group Inc. Subscription Certificate.*

         99.3 Form of Instructions For Use Of CCC Information Services Group Inc. Subscription Certificates.*

         99.4     Form of Notice of Guaranteed Delivery.*

         99.5     Form of Letter to Stockholder.*

         99.6 Form of Letter to Banks, Brokers, Trustees, Depositories and Other Nominees.*

         99.7     Form of Beneficial Owner Election Form.*

         99.8     Form of Nominee Holder Certification.*

         99.9     Form of Important Tax Information.*

         * Incorporated by reference to the Current Report on Form 8-K (File No. 000-28600) filed by the Registrant with the Securities and Exchange Commission on November 30, 2001.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2001             CCC INFORMATION SERVICES GROUP INC.


                                        By:  /s/  Reid E. Simpson
                                             -----------------------------------
                                                 Reid E. Simpson
                                                 Executive Vice President and
                                                 Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit           Description

10.1 Purchase Agreement, dated as of November 29, 2001, between CCC Information Services Group Inc., White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.*

10.2 Second Amended and Restated Credit Facility, dated as of November 30, 2001, by and among CCC Information Services Inc., the financial institutions from time to time parties thereto and LaSalle Bank National Association, as Administrative Agent.*

10.3 First Amendment and Waiver, dated as of November 30, 2001, to the Warrant dated as of February 23, 2001, issued by CCC Information Services Group Inc. for the benefit of Capricorn Investors III, L.P.*

10.4 Supplemental Indenture, dated as of November 30, 2001, by and between CCC Information Services Group Inc. and Wilmington Trust Company.*

10.5 Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and Capricorn Investors III, L.P.*

10.6 Amended and Restated Security Agreement, dated as of November 30, 2001, between CCC Information Services Inc. and LaSalle Bank National Association.

10.7 Amended and Restated Pledge Agreement of Domestic Subsidiaries, dated as of November 30, 2001, between CCC Information Services Inc.'s Subsidiaries and LaSalle Bank National Association.

10.8 Amended and Restated Domestic Subsidiary Guaranty, dated as of November 30, 2001, between CCC Information Services Inc.'s Subsidiaries and LaSalle Bank National Association.

10.9 Amended and Restated Pledge Agreement, dated as of November 30, 2001, between CCC Information Services Group Inc. and LaSalle Bank National Association.

10.10 Amended and Restated Guaranty, dated as of November 30, 2001, between CCC Information Services Group Inc. and LaSalle Bank National Association.

10.11 Subordination Agreement, dated as of November 30, 2001, by and among LaSalle Bank National Association, White River Ventures, Inc., Capricorn Investors II, L.P. and Capricorn Investors III, L.P.

99.1              Press release dated November 30, 2001.*

99.2              Form of CCC Information Services Group Inc. Subscription
                  Certificate.*

99.3 Form of Instructions For Use Of CCC Information Services Group Inc. Subscription Certificates.*

99.4              Form of Notice of Guaranteed Delivery.*

99.5              Form of Letter to Stockholder.*

99.6              Form of Letter to Banks, Brokers, Trustees, Depositories and
                  Other Nominees.*

99.7              Form of Beneficial Owner Election Form.*

99.8              Form of Nominee Holder Certification.*

99.9              Form of Important Tax Information.*

*        Incorporated by reference to the Current Report on Form 8-K (File No.
         000-28600) filed by the Registrant with the Securities and Exchange Commission on November 30, 2001.



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